UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-51262	20-0068852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

Completion of Exchange Offering

On September 12, 2011, Wells Operating Partnership II, L.P. (the “Issuer”), a subsidiary of Wells Real Estate Investment Trust II, Inc., completed its offer to exchange (the “Exchange Offering”) $250,000,000 aggregate principal amount of its 5.875% Senior Notes due 2018, each of which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its previously placed private outstanding 5.875% Senior Notes due 2018.  The Exchange Offer expired at 5:00 p.m., New York City time, on September 12, 2011.  A total of $250,000,000 of the 5.875% Senior Notes due 2018, representing 100% of the outstanding principal amount of such notes, were validly tendered and accepted for exchange by the Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: September 13, 2011	By:	/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Executive Vice President

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